UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 31, 2008

CPI CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-10204	43-1256674
(Commission File Number)	(I.R.S. Employer Identification No.)

1706 Washington Ave., St. Louis, Missouri	63103
(Address of Principal Executive Offices)	(Zip Code)

(314) 231-1575
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 31, 2008, Consumer Programs Incorporated, a subsidiary of CPI Corp. (the “Corporation”) entered into a Settlement and Release Agreement (the “Agreement”) with Jane Nelson, CPI Corp.’s General Counsel and Secretary.  The following summary of the Agreement is qualified in its entirety by a copy of the Agreement attached hereto as Exhibit 10.67, which is incorporated herein by reference.  Under the Agreement, the Corporation and Ms. Nelson have agreed to a lump sum payment of Three Hundred Seventy-five Thousand Dollars ($375,000.00) (the “Accelerated Payment”) in exchange for Ms. Nelson’s release of the Corporation from all future obligations to pay Ms. Nelson SERP Benefits under her Employment Agreement dated as of February 6, 2000, as amended (the “Employment Agreement”).  The Corporation and Ms. Nelson terminated the Employment Agreement and entered into a new employment agreement, which is attached hereto as Exhibit A to Exhibit 10.67.  Under the new employment agreement, Ms. Nelson is subject to customary confidentiality and non-compete obligations, which continue for one year after she ceases to be employed with the Corporation.  In the event the Corporation terminates Ms. Nelson’s employment without cause, she is entitled to receive a lump sum severance payment equal to one year’s base salary.

On December 31, 2008, the Corporation also entered into a Release and Settlement Agreement (the “Douglass Agreement”) with Mr. Douglass, the former Chief Financial Officer of CPI Corp.  Mr. Douglass departed from CPI Corp. on April 18, 2008.  A copy of the Douglass Agreement is attached hereto as Exhibit 10.68 and the following summary of the Douglass Agreement is qualified in its entirety by Exhibit 10.68, which is incorporated herein by reference.  The Corporation and Mr. Douglass have agreed to a lump sum payment of Four Hundred Thousand Dollars ($400,000) (the “Accelerated Payment”) in exchange for Mr. Douglass’ release of the Corporation from all future obligations to pay Mr. Douglass SERP Benefits under his Employment Agreement with the Corporation dated as of April 8, 2002, as amended.  Under the Douglass Agreement, Mr. Douglass released the Corporation and its affiliates from any and all claims and causes of action for money or other damages or relief arising directly or indirectly out of the Employment Agreement, including the SERP Benefits.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.

10.67	Settlement and Release Agreement by and between Consumer Programs Incorporated and Jane E. Nelson entered into as of December 31, 2008.

10.68	Release and Settlement Agreement by and between Consumer Programs Incorporated and Gary W. Douglass entered into as of December 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CPI CORP.

	By:	/s/Dale Heins
Dale Heins Senior Vice President, Finance, Chief Financial Officer and Treasurer
January 6, 2009